EXHIBIT 99.05

                           IMPORTANT TAX INFORMATION


               Under the federal income tax law, (i) dividend payments that may be made by the Company on shares of Common Stock issued upon the exercise of Rights, and (ii) payments that may be remitted by the Subscription Agent to Rights holders in respect of Rights sold on such holders' behalf by the Subscription Agent, may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless (i) the holder is exempt from backup withholding or (ii) the holder, in the case of backup withholding of payments remitted in respect to rights sold, furnishes the payer with his correct tax identification number and certifies that the number provided is correct and, in the case of backup withholding on dividend payments, the holder further certifies that such holder is not subject to backup withholding due to prior underreporting of interest or dividend income. Each Rights holder who either exercises Rights or requests the Subscription Agent to sell Rights and wishes to avoid backup withholding should provide the Subscription Agent (as the Company's agent, in respect of exercised Rights, and as payer with respect to Rights sold by the Subscription Agent) with such Rights holder's correct taxpayer identification number (or with a certification that such Rights holder is awaiting a taxpayer identification number) and with a certification that such Rights holder is not subject to backup withholding by completing Substitute Form W-9 below.

               Exempt Rights holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, the Rights holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Subscription Agent. Exempt Rights holders, while not required to file, should file Substitute Form W-9 to avoid possible erroneous backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

               If backup withholding applies, the Company or the Subscription Agent, as the case may be, will be required to withhold 31 percent of any such payments made to the Rights holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

               To prevent backup withholding on payments remitted by the Subscription Agent with respect to Rights sold, the Rights holder is required to notify the Subscription Agent of his correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Rights holder is awaiting a taxpayer identification number). To prevent backup withholding on dividend payments, the Rights holder must, in addition, certify on Substitute Form W-9 that he is not subject to backup withholding due to prior underreporting of interest or dividend income.

What Number to Give the Subscription Agent

               The Rights holder is required to give the Subscription Agent the taxpayer identification number of the record owner of the Rights. If such record owner is an individual, the taxpayer identification number is his social security number. If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the Subscription Agent is not provided with the correct taxpayer identification number in connection with such payments, the Rights holder may be subject to a $50 penalty imposed by the Internal Revenue Service.


      PAYER'S NAME:  First Union National Bank

SUBSTITUTE         Part I - Taxpayer              Part II - For Payees
                            Identification No.    Exempt From
                                                  Backup
                                                  Withholding
                                                  (see enclosed
                                                  Guidelines)
Form W-9
Department of the  Enter your taxpayer identifica-
Treasury Internal  tion number in the appropriate     ______________________
Revenue Service    box.  For most individuals,        Social Security Number
                   this is your social security
                   number.  If you do not have a
                   number, see How to Obtain a                     OR
                   "TIN" in the enclosed
                   Guidelines.
Payer's Request                                       _______________________
for Taxpayer       Note: If the account is in         Employer Identification
Identification     more than one name, see the                Number
Number (TIN)       chart in enclosed Guidelines
                   to determine what number to give.

Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Guidelines -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received written certification from the IRS that you are no longer subject to backup withholding because of underreporting interest or dividends on your tax return, do not cross out item (2). The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


SIGNATURE_________________________________    DATE__________________, 1998



NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


             GUIDELINES FOR CERTIFICATE OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

               Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


           For this type of account:                Give the name and SOCIAL SECURITY number of:
           -------------------------                --------------------------------------------

1.   Individual                                     The individual

2.   Two or more individuals (joint account)        The actual owner of the account or,
                                                    if combined funds, the first individual on
                                                    the account(1)

3.   Custodian account of a minor (Uniform Gift     The minor(2)
     to Minors Act)

4.   a.  The usual revocable savings trust          The grantor-trustee(1)
         (grantor is also trustee)

     b.  The so-called trust account that is not    The actual owner(1)
         a legal or valid trust under State law

5.   Sole proprietorship                            The owner(4)


           For this type of account:                Give the name and EMPLOYER IDENTIFICATION number of:
           -------------------------                ----------------------------------------------------

6.   A valid trust, estate or pension trust         Legal entity (do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(3)

7.   Corporation                                    The corporation

8.   Association, club, religious, charitable,      The organization
     educational or other tax-exempt organization

9.   Partnership                                    The partnership

10.  A broker or registered nominee                 The broker or nominee

11.  Account with the Department of Agriculture     The public entity
     in the name of a public entity (such as a
     State or local government, school district,
     or prison) that receives agricultural
     program payments

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) List first and circle the name of the legal trust, estate or pension trust.

(4) Show the name of the owner.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

               If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number and apply for a number. Certain individuals who are resident aliens may not be eligible to obtain a Social Security Number, and should obtain a Form W-7 to apply for an Individual Taxpayer Identification Number. Each of these forms may be obtained at the local office of the Social Security Administration or the Internal Revenue Service.

Payees Exempt from Backup Withholding

               Payees specifically exempted from backup withholding on ALL payments include the following:

               o A corporation.

               o A financial institution.

               o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under
                 section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

               o The United States or any agency or instrumentality thereof.

               o A State, the District of Columbia, a possession of the United
                 States, or any subdivision or instrumentality thereof.

               o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

               o An international organization or any agency or
                 instrumentality thereof.

               o A dealer in securities or commodities registered in the
                 United States or a possession of the United States.

               o A real estate investment trust.

               o A common trust fund operated by a bank under section 584(a).

               o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

               o An entity registered at all times under the Investment
                 Company Act of 1940.

               o A foreign central bank of issue.

               Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

               o Payments to nonresident aliens subject to withholding under section 1441.

               o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

               o Payments of patronage dividends where the amount received is not paid in money.

               o Payments made by certain foreign organizations.

               o Payments made by an employee stock membership plan pursuant to Section 404(k).

               Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

               Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice

               Section 6109 requires most recipients of dividends, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to the cities, states and the District of Columbia to carry out their tax laws. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

               (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

               (2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $5000.

               (3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

             FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE.